Exhibit 99.1

Cautionary Statements
This presentation contains certain performance measures
determined by methods other than in accordance with accounting principles generally accepted in the United States of America
(“GAAP”). Management of Ameris Bancorp (the “Company”) uses
these non-GAAP measures in its analysis of the Company’s
performance. These measures are useful when evaluating the
underlying performance and efficiency of the Company’s operations and balance sheet. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period. The Company’s management believes that investors may use these non-GAAP financial measures to evaluate the
Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying
performance. These disclosures should not be viewed as a
substitute for financial measures determined in accordance with
GAAP, nor are they necessarily comparable to non-GAAP
performance measures that may be presented by other companies.
Tangible common equity and Tier 1 capital ratios are non-GAAP measures. The Company calculates the Tier 1 capital using current call report instructions. The Company’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of the Company. These capital measures may, or may not be necessarily comparable to similar capital measures that may be presented by other
companies.
This presentation may contain statements that constitute
“forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as
amended. The words “believe”, “estimate”, “expect”, “intend”,
“anticipate” and similar expressions and variations thereof
identify certain of such forward-looking statements, which
speak only as of the dates which they were made. The
Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new
information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees
of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors.
Readers are cautioned not to place undue reliance on these
forward-looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the
Company’s results of operations and financial condition.

Nashville
Charlotte
Greenville
Columbia
Atlanta
Augusta
Macon
Montgomery
Beaufort
Charleston
Hilton Head
Savannah
Albany
Tifton
Dothan
MOULTRIE
Mobile
Brunswick
Valdosta
Tallahassee
Panama City
Jacksonville
Gainesville
Orlando
Tampa
Ameris Bank Locations
Ameris Bank Mortgage Locations

• Headquartered in Moultrie, Georgia
• Founded in 1971 as American Banking
Company
• Historically grown through acquisitions of
smaller banks in areas close to existing
operations
• Recent growth through de novo expansion
strategy and 10 FDIC-assisted transactions
• Four state footprint with 66 offices
• Approximately 740 FTEs managing 200,000
core customer accounts (132 FTEs in Ameris Bank
Mortgage)
• Assets – $3.0 billion
Loans – $2.0 billion
Deposits – $2.6 billion
Corporate Profile

Management and Board Ownership of Approximately 7%
Experienced Management Team
Name, Position
Experience
(Banking / Ameris)
Previous Experience
Edwin W. Hortman Jr.
Chief Executive Officer
32/14
Colony Bankcorp, Inc.
Andrew B. Cheney
EVP & Chief Operating Officer
36/3
Barnett Bank, Mercantile Bank
Dennis J. Zember Jr.
EVP & Chief Financial Officer
19/7
Flag Financial Corporation
Jon S. Edwards
EVP & Chief Credit Officer
28/13
NationsBank, Federal Reserve
Stephen A. Melton
EVP, Chief Risk Officer
32/2
Columbus Bank & Trust
(lead bank SNV)
Cindi H. Lewis
EVP, Chief Administrative Officer
36/36
Officer at Ameris Bank since 1987
T. Stan Limerick
EVP, Chief Information Officer
7/1
Whitney National Bank

Current Focus
Realize the positive impacts of our Earnings Strategies
•
Continue to drive double digit growth in loans and low-cost/no-cost funding.
•
Design and implement strategies to build more efficient banking platform.  Rationalize branch network and position Bank for faster growth in assets.
•
quartile of our peer group.  Leverage premier mortgage platform for better profitability.
•
Recognize a reduction in credit related expenses commensurate with the significant reduction in classified and non-accrual assets.
Position Ameris Bank as a Consolidator in our 4 Southeastern States
•
of potential deals.  Interest in both Strategic (builds market share) and Financial (builds excess
TCE and T1 capital).
•
thinly capitalized institutions.
Continue Improving Credit Quality
•
Continue to manage strategies that restore historic quality to our Balance Sheet.
•
Reduce credit-related operating expenses incrementally throughout 2013.
Traditional M&A – Early stages of a growing pipeline of opportunities in our footprint on larger,
– Slowing pipeline of opportunities but our markets still have majority
Build additional non-interest income lines of businesses to drive revenue towards the top
FDIC Assisted acquisitions

(1) Excludes covered assets, where applicable
Fourth Quarter Update
dollars in millions, except per share data Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Change
BALANCE SHEET
Assets $2,994 $3,043 $2,920 $2,949 $3,008
0.47
%
Loans, net 1,868 1,949 1,941 2,015 2,007
7.44
Tang Common Equity / Assets 7.96% 7.95% 8.41% 8.27% 8.23%
3.39
Tangible Book Value $10.06 $10.15 $10.29 $10.23 $10.39
3.28
PERFORMANCE
Pre-tax, pre-credit earnings $15,030 $13,634 $14,700 $13,728 $13,728
(8.66)
%
as a percentage of average assets 2.01% 1.84% 1.99% 1.86% 1.83%
Revenue (ex acquisition gains) $35,259 $34,954 $37,756 $38,069 $40,672
15.35
as a percentage of average assets 4.71% 4.59% 5.17% 5.16% 5.41%
OPEX (ex credit costs) $20,926 $21,507 $23,200 $25,104 $24,993
19.44
as a percentage of average assets 2.80% 2.83% 3.18% 3.41% 3.32%
Diluted earnings per share 0.01 0.19 0.07 0.04 0.15
> 100%
Net interest margin (TE) 5.21% 4.48% 4.66% 4.52% 4.72%
(9.40)
Efficiency ratio (ex credit costs) 59.35% 61.53% 61.45% 75.68% 65.70%
10.71
CREDIT QUALITY
(1)
NPAs / Assets 4.05% 3.03% 2.89% 2.58% 2.61%
(35.56)
%
Classified Assets / Capital 43.93 35.07 32.05 31.44 33.45
(23.86)
Reserves / Loans 2.64 2.17 1.92 1.80 1.63
(38.26)
Reserves / NPLs 49.64 54.90 58.98 67.76 60.67
22.22

• Diversified loan portfolio across five regions
– Inland Georgia – 51%
– Coastal Georgia – 15%
– Alabama – 8%
• In-house lending limit of $7.5 million versus $75 million legal limit
– 5 loans greater than $5 million
• Loan participations less than 1.00% of total loans
• Aggressive management of concentrations of credit
• Top 25 relationships are only 9.6% of total loans

– South Carolina – 13%
– Florida – 13%
Loan Type
Average Loan
Size Average Rate
Investor CRE $    425,335 5.15%
C&D 100,350 5.25
Residential 71,248 5.64
C&I 59,384 4.98
O/O CRE 306,921 5.50
Covered loans 143,720 6.68
1
Consumer 6,579 6.56
Agriculture 110,196 5.70
Total $     80,464 5.44%
Loan Portfolio Detail
Loan Portfolio Detail – 12/31/12
1 – Average Rate on covered loans includes accretable yield.
Agriculture
9%
C&I
7%
Construction
6%
Non-owner
occupied CRE
15%
Owner
Occupied CRE
15%
Consumer
Installment &
Residential
20%
Covered
28%

• Leveraging presence in new markets (top five
markets account for 70% of pipeline: Atlanta,
Jacksonville, Columbia, Savannah, Charleston
• Upgrading production positions in key markets:
limited changes to expense base but higher levels
of quality production
•
Expanding Mortgage Strategy: Jumbo mortgages,
wholesale, warehouse LOC
• Expanding Agricultural expertise: better yields
than in CRE due to limited competition
• Yields on current production approximately
5.11%
• 2/3
rds
of production is with existing customers –
higher rates (40bps-50bps from relationships)
• Diversified loan types – not solely chasing CRE
or competing with low rates that do not
compensate for term or quality

Loan Portfolio –
strong loan pipelines
Lending Strategies
Pipeline Opportunities by Type
1 – Loan pipeline amounts consist of all loans management has deemed a 75% or better likelihood of closing.
$57.9
$80.8
$67.2
$95.0
$127.4
$139.0
$147.2
$0
$40
$80
$120
$160
2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12
Loan Pipeline EOQ (in millions)
Comm'l, Finc'l
& Agriculture,
34.9%
Commercial
R/E, 48.3%
Construction,
1.8%
Residential
R/E, 15.0%
Growth in Loan Pipelines
1

• $11.5 million
- Largest Relationship has  over 3.0x debt coverage, backed by taxing authority of one of our local markets.
•
1.75x –
Weighted average debt coverage of our 25 largest relationships.
•
64% -
Weighted average loan to value on our 25 largest relationships.
Loan Portfolio
Diversified through smaller relationships as well
Portfolio comprised of smaller relationships
Relationship Totals in Legacy Portfolio
(in millions)
Rank Total O/S % of total
Top 10 $      81.81 5.64%
Top 50 $    242.53 16.72%
Top 100 $    376.12 25.93%
Top 200 $    544.95 37.57%
Top 300 $    659.13 45.44%
$11.53
$4.23
$3.11
$2.24
$1.69
$0
$4
$8
$12
25 50 75 100 125 150
Number of Loan Relationships

• 29.2%
- Growth rate in Non-interest Bearing Demand during last 12 months
• 68.0%
- Percentage of deposits in retail oriented transaction style accounts
• 98.0%
- Percentage of Bank’s total funding through deposits that “walks through our front doors” (4Q ‘12)
“Zero” cost deposits include non-interest bearing checking, NOW accounts and Savings accounts that cost less than 0.25%
and are deemed to have very little sensitivity to changing interest rates..
Significant Value in Deposit Portfolio
Low cost funding for loan growth
“Zero” Cost Deposits – 12/31/12
• M&A -
Focused on Acquiring / retaining
high quality deposit portfolios that will
drive our rate sensitive deposits below 50%
• Low or No Premium -
Current market
undervalues low-cost deposits (as seen in
deposit premiums)
• Investment -
Coupling these low cost, less
sensitive balances with asset production
efforts produces expanding margin
opportunity.
$630
$685
$688
$734
$779
$922
$916
$958
$1,021
26%
16.0%
24.0%
32.0%
40.0%
$400
$600
$800
$1,000
$1,200
4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12
Non-Rate Sensitive Deposits
% of total deposits

• $0.44 per share –
Additional earnings embedded in today’s Balance Sheet vs. 2008.
Today’s deposit mix would have reduced interest expense by 30% in 2008, or $16.0 million.
• Built significant value in our core deposit base
• Focused largely on “Non-Rate Sensitive” deposits
Significant Value in Deposit Portfolio
Future revenue opportunity is large, and growing
Deposit Composition – 12/31/12
Deposit Composition – 12/31/08
DDA, 10%
NOW &
Savings, 20%
MMDA, 13%
Brokered,
10%
Retail Time,
46%
DDA, 19%
NOW &
Savings, 29%
MMDA, 23%
Retail Time,
27%
Brokered, 2%

Slower Growth in Total Assets Will Support Expansion of TCE / TA ratio

•
Current Strategy and earnings forecasts afford
significant expansion in capital ratios as the
balance sheet efforts are focused on “re-mixing”
asset mix more so than “growing” total assets
•
EPS upside from successful redeployment is
approximately $0.65 per share.
•
Adds asset sensitivity protection in rising rate
scenarios.
Capital Growth
–
Expansion/Remix of Total Assets
Tangible Common / Tangible Assets
•
Strong capital ratios supported by high PTPP
earnings
•
Anticipate repaying remaining portions of TARP
before rate adjustment in Feb 2014.
•
Consider re-instituting cash dividend with
continued growth in earnings, capital ratios and
preferred redemptions.
7.35%
7.51%
7.78%
7.96%
7.99%
7.95%
8.41%
8.27%
8.20%
5.00%
7.00%
9.00%
4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11
Redeploy into Traditional
E/A mix
Balance
(000’s)
Type of low yielding asset
$78,735 Legacy NPAs
88,273 Covered OREO
198,440  Covered NPLs
159,724 FDIC receivable
110,217 S/T assets
$635,389 Total Low Yielding Assets

FDIC Indemnification Asset
Managing towards the end of loss share protection
1- Months remaining to collect remainder of indemnification asset is a weighted average based on the indemnification asset at 12/31/2012.
2 - Current Estimate of losses includes all losses incurred to date as well as reimbursable expenses plus expected losses not incurred for which there is a corresponding indemnification asset.
Bank
Acquisition
Date
Original
Indemnification
Asset (000's)
Current
Indemnification
Asset (000's)
% of Original
Indem
Asset
Remaining
Months remaining
to collect
remainder
Original Estimate
of Total Losses
(000's)
Current Estimate
of Total
Losses
(
000's)
Current
Losses as a % of
Original
American United Oct-09
24,200 2,157
8.9%
20.9 30,250 13,815
45.7%
United Security Nov-09 21,640 2,068 9.6% 21.9 27,050 34,564 127.8%
Satilla Comm May-10 22,400 3,547 15.8% 27.9 28,000 25,031 89.4%
First Bank Jax Nov-10 11,307 5,801 51.3% 33.9 14,134 10,803 76.4%
Tifton Banking Dec-10 22,807 5,972 26.2% 34.9 28,509 27,098 95.1%
Darby B&T Dec-10
112,404 37,305
33.2%
34.9 160,577 144,747
90.1%
High Trust Jul-11 49,485 16,482 33.3% 41.8 61,856 52,439 84.8%
One Georgia Jul-11 45,488 15,601 34.3% 41.8 56,860 37,875 66.6%
Central Bank Ga Feb-12 52,664 30,324 57.6% 48.9 65,830 47,630 72.4%
362,395
119,255 32.9% 39.6 473,066 394,002 83.3%
2
of
Estimate
1

Revenue growth through this cycle with
opportunistic strategies:
• >30% - CGR for mortgage related
revenue
• >21% - CGR for debit interchange
fees
• >8% - CGR for analysis and
overdraft fees
• 2012 revenue gains boosted by growing loan portfolio and success in non-
interest income strategies.
• 2013-2015 strategy demands:
• Diversification of revenue with more emphasis on highly profitable non-interest income LOB’s that enhance ROA and reduce burden on capital leverage
• Protect our advantage from strong net interest margins with emphasis on creating a highly favorable funding mix

Earnings –
Continued Growth in Revenue
• 16.5% compounded annual growth rate in total
revenue over the last three years
• Revenue has grown faster than earning assets
• Significant amount of assets that will be deployed
over the next 3 years that will significantly boost
revenue and earnings

(1) Maturity and Repricing Opportunity are amounts and yields maturing in the designated quarter
(2) Ameris Bank net interest margin on a fully taxable-equivalent basis, excludes H/C level TRUPs
.
Loans CDs
Quarter Yield Quarter Yield
Q3 '11 5.62% Q3 '11 0.96%
Q4 '11 5.38% Q4 '11 0.67%
Q1 '12 5.48% Q1 '12 0.65%
Q2 '12 5.45% Q2 '12 0.54%
Q3 '12 5.28% Q3 '12 0.51%
Q4 '12 5.11% Q4 '12 0.44%
Upcoming Maturities and Expected Renewals:
Quarter Loans - Balance
Maturing
Yield
Quarter CDs - Balance
Maturing
Cost
Q1 '13 $  122,174 5.69% Q1 '13 $  186,092 0.70%
Q2 '13 $  91,862 5.63% Q2 '13 $  177,081 0.69%
• 79.6% of lost revenue from loan repricing covered by CD renewal savings.
• Management expects limited dilution (5-10bps) in NIM from balance sheet repricing and believes volume expansion can more than offset revenue impacts.
Earnings -
Net Interest Margin
Net Interest Margin
(2)
(%)
Maturity & Repricing Opportunity
(1)
“Acquisition Yields”

Non-Interest Income to Assets
ABCB
Banks > $3 Billion
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.82%
0.84%
0.82%
0.93%
0.90%
0.97%
1.21%
1.34%
1.58%
4Q10
2Q11
4Q11
2Q12
4Q12

Quarterly Mortgage Revenue
5,000
4,000
3,000
2,000
1,000
0
806
450
382
930
1,209
1,475
3,001
3,740
4,768
4Q10
2Q11
4Q11
2Q12
4Q12

• Still hiring highly experienced, high volume teams
• Current retail production is $30mm per month, potential
and platform to double in 12-18 months
Started wholesale activities in 2Q 2012
• Hiring experienced relationship managers from large
wholesale players
• Larger volume opportunity in wholesale relative to retail
activities

Serious about building strength and diversification in non-
interest income sources
• Moving away from deposit charges
• Researching unique lines of business
• Momentum in our numbers coming from mortgage
revenue; we believe we can duplicate that strategy
with other LOBs by hiring expertise
Peer group comparison are banks greater than $3 billion
• BOLI income expected to incr by $1mm in 2013
Earnings –
Non-Interest Income
–
Significant growth in mortgage revenue currently all from retail activities

Earnings -
Corporate Restructure & Improved Efficiency
Details regarding the recently announced Corporate Restructuring:
Closing 20% of our retail branch locations, either in smaller markets or areas where our market share is not sufficient to drive desired profitability.
“At-risk” loans and non-CD deposits in these branches are $59.4 million and $104 million.  We expect to retain 71% of the loans and 35% of the deposits.
Total OPEX for these 13 branches in 2012 were $6.45 million.  Non-interest income totaled $1.39 million.
Total expected improvement in operating expenses is $4.9 million in 2013 and $6.5 million in 2014.
Restructuring sales and sales efforts in the bank to focus on larger, longer tenured commercial clients
Expected savings of $3.6 million resulting mainly from consolidation of 50 positions.
Re-distributing certain clerical & support functions to the field
Restructuring credit administration and approval process to streamline approval and support of smaller credits.
Expected savings of $2.4 million resulting mainly from consolidation of 38 positions.
Branch Rationalization –
Restructuring line divisions –
Re-distribution of corporate functions –

• Improvement driven by heavy
spending that is not anticipated in
coming years:
• NPLs down 60% from their peak levels over
in 2Q ’10
• Risk in remaining assets much better than
24 -36 months ago when appraisal updates
showed significant devaluation.
• Anticipate continued reduction in NPAs but
at slower pace during 2013.

Trends in NPA’s
Year
Credit Costs
(000's) Net C/O's
2010 69,536 3.33%
2011 58,083 2.23%
2012 54,224 2.76%
2013 should benefit from significant improvement in 2012
Credit Quality
$92
$88
$79
$68
$61
$59
$70
$52
$44
$38
$39
$41
$49
$52
$57
$59
$51
$47
$37
$36
$37
$40
0

Q2 '10 Q4 '10 Q2 '11 Q4 '11 Q2 '12 Q4 '12
NPLs OREO

M&A Opportunities
(Significant opportunity building in our 4-State Footprint)
Seasoned acquirer
– Ameris Bank has completed 29 M&A
Ameris Bank is positioned to capitalize on an
anticipated consolidation in the Southeast:
Excellent reputation with regulatory authorities
Strong capital position
– Parent capital structure is mostly
Strong core earnings
supports capital expansion without
public market access – median analyst earnings estimates
for the next 24 months indicate TCE growth of 24% and an
expansion of the TCE/TA ratio to 9.31%.
common (82%), with Total tier 1 leverage of 10.4%.
strong reputation with regulatory decision makers for
management during recent downturn, operating trends,
execution of multiple strategies, speed at integrating M&A
opportunities.
transactions since 1980, including 10 failed bank transactions that increased our core assets by approximately 50%.
595
–
Banks headquartered in our four states

–
Number of banks smaller than Ameris Bank
The Numbers indicate Consolidation is necessary:
–
23%
– banks without adequate capital to grow
(less than 8% leverage)
24%
– banks that still have serious credit issues
(Texas Ratios over 75%)
31%
– banks without enough earnings to
recapitalize themselves (2012 ROAA of less than 0.25%)
54%
– banks without the right operating efficiency
to survive this low margin environment
(efficiency ratios still over 75%)